Putnam Sustainable Leaders Fund
The fund's portfolio
9/30/24 (Unaudited)

COMMON STOCKS (97.9%)(a)
	Shares	Value
Banks (3.3%)
Bank of America Corp.	2,610,326	$103,577,736
JPMorgan Chase & Co.	552,300	116,457,978

		220,035,714
Biotechnology (1.2%)
Regeneron Pharmaceuticals, Inc.(NON)	74,700	78,527,628

		78,527,628
Broadline retail (4.6%)
Amazon.com, Inc.(NON)	1,675,940	312,277,900

		312,277,900
Capital markets (4.6%)
Charles Schwab Corp. (The)	1,345,194	87,182,023
KKR & Co., Inc.	479,100	62,560,878
MSCI, Inc.	131,800	76,830,174
TPG, Inc.	1,486,231	85,547,456

		312,120,531
Chemicals (5.0%)
Eastman Chemical Co.	752,700	84,264,765
Ecolab, Inc.	174,900	44,657,217
Linde PLC	287,800	137,240,308
Novozymes A/S Class B (Denmark)	1,041,104	74,954,718

		341,117,008
Commercial services and supplies (0.3%)
Waste Connections, Inc.	112,500	20,117,250

		20,117,250
Construction materials (0.5%)
CRH PLC	382,900	35,510,146

		35,510,146
Consumer finance (1.2%)
Capital One Financial Corp.	563,700	84,402,801

		84,402,801
Consumer staples distribution and retail (2.7%)
Walmart, Inc.	2,231,300	180,177,475

		180,177,475
Containers and packaging (1.3%)
Ball Corp.	1,254,200	85,172,722

		85,172,722
Electric utilities (3.0%)
Constellation Energy Corp.	380,500	98,937,610
NextEra Energy, Inc.	1,219,900	103,118,147

		202,055,757
Entertainment (1.1%)
Walt Disney Co. (The)	774,800	74,528,012

		74,528,012
Financial services (2.0%)
Mastercard, Inc. Class A	275,100	135,844,380

		135,844,380
Food products (1.6%)
Campbell Soup Co.	1,216,600	59,516,072
Danone SA (France)	682,252	49,694,857

		109,210,929
Ground transportation (0.9%)
Canadian Pacific Railway, Ltd. (Canada)	675,300	57,755,888

		57,755,888
Health care equipment and supplies (3.8%)
Boston Scientific Corp.(NON)	1,715,900	143,792,420
Intuitive Surgical, Inc.(NON)	228,600	112,304,322

		256,096,742
Hotels, restaurants, and leisure (5.3%)
Chipotle Mexican Grill, Inc.(NON)	1,585,000	91,327,700
Hilton Worldwide Holdings, Inc.	512,736	118,185,648
Starbucks Corp.	652,200	63,582,978
Viking Holdings, Ltd. (Bermuda)(NON)	2,473,000	86,282,970

		359,379,296
Industrial REITs (1.5%)
Prologis, Inc.(R)	786,600	99,331,848

		99,331,848
Life sciences tools and services (4.0%)
Danaher Corp.	326,000	90,634,520
Mettler-Toledo International, Inc.(NON)	48,600	72,885,420
Thermo Fisher Scientific, Inc.	174,200	107,754,894

		271,274,834
Machinery (4.5%)
Fortive Corp.	1,484,600	117,179,478
Ingersoll Rand, Inc.	881,700	86,547,672
Otis Worldwide Corp.	956,800	99,449,792

		303,176,942
Personal care products (1.6%)
Unilever PLC (United Kingdom)	1,614,323	104,783,330

		104,783,330
Pharmaceuticals (4.6%)
AstraZeneca PLC (United Kingdom)	215,133	33,329,651
Eli Lilly and Co.	158,700	140,598,678
GSK PLC (United Kingdom)	3,696,236	75,259,128
Sanofi SA (France)	505,990	58,259,262

		307,446,719
Real estate management and development (0.6%)
FirstService Corp. (Canada)	227,400	41,491,404

		41,491,404
Semiconductors and semiconductor equipment (10.4%)
Advanced Micro Devices, Inc.(NON)	686,800	112,690,144
Analog Devices, Inc.	314,707	72,436,110
Applied Materials, Inc.	362,700	73,283,535
ASML Holding NV (NY Reg Shares) (Netherlands)	76,700	63,910,275
NVIDIA Corp.	3,117,100	378,540,624

		700,860,688
Software (14.3%)
Adobe, Inc.(NON)	186,800	96,721,304
Cadence Design Systems, Inc.(NON)	249,400	67,594,882
Microsoft Corp.	1,259,200	541,833,760
Roper Technologies, Inc.	214,300	119,245,092
Salesforce, Inc.	303,400	83,043,614
Synopsys, Inc.(NON)	115,900	58,690,601

		967,129,253
Specialized REITs (1.2%)
American Tower Corp.(R)	357,963	83,247,875

		83,247,875
Specialty retail (1.8%)
Home Depot, Inc. (The)	307,800	124,720,560

		124,720,560
Technology hardware, storage, and peripherals (9.6%)
Apple, Inc.	2,462,628	573,792,324
Seagate Technology Holdings PLC	678,000	74,261,340

		648,053,664
Textiles, apparel, and luxury goods (0.4%)
On Holding AG Class A (Switzerland)(NON)	527,500	26,454,125

		26,454,125
Wireless telecommunication services (1.0%)
T-Mobile US, Inc.	343,999	70,987,634

		70,987,634

Total common stocks (cost $3,353,362,360)		$6,613,289,055

SHORT-TERM INVESTMENTS (2.3%)(a)
		Principal amount/shares	Value
Putnam Short Term Investment Fund Class P 5.04%(AFF)	Shares	146,904,143	$146,904,143
U.S. Treasury Bills 5.331%, 10/24/24(SEGSF)		$3,500,000	3,489,451
U.S. Treasury Bills 5.161%, 11/19/24(SEGSF)		7,800,000	7,750,694
U.S. Treasury Bills 5.090%, 12/17/24(SEGSF)		600,000	594,276

Total short-term investments (cost $158,732,841)			$158,738,564
TOTAL INVESTMENTS

Total investments (cost $3,512,095,201)			$6,772,027,619

	FORWARD CURRENCY CONTRACTS at 9/30/24 (aggregate face value $546,379,924) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	12/18/24	$15,712,935	$15,485,774	$(227,161)
		Danish Krone	Sell	12/18/24	19,301,650	19,250,678	(50,972)
		Euro	Sell	12/18/24	4,074,118	4,061,348	(12,770)
	Barclays Bank PLC
		British Pound	Sell	12/18/24	4,101,206	4,041,550	(59,656)
		Euro	Sell	12/18/24	16,500,478	16,450,330	(50,148)
	HSBC Bank USA, National Association
		British Pound	Sell	12/18/24	17,229,449	16,977,399	(252,050)
		Danish Krone	Sell	12/18/24	32,027,554	31,948,900	(78,654)
		Euro	Sell	12/18/24	6,327,467	6,308,116	(19,351)
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	10/16/24	53,730,739	53,210,514	(520,225)
		Euro	Sell	12/18/24	20,649,075	20,585,573	(63,502)
	Morgan Stanley & Co. International PLC
		British Pound	Sell	12/18/24	8,464,677	8,340,505	(124,172)
		Euro	Sell	12/18/24	26,490,363	26,416,845	(73,518)
	State Street Bank and Trust Co.
		British Pound	Sell	12/18/24	141,863,279	140,339,865	(1,523,414)
		Canadian Dollar	Sell	10/16/24	22,391,019	22,428,079	37,060
		Danish Krone	Sell	12/18/24	16,571,653	16,533,721	(37,932)
		Euro	Sell	12/18/24	10,346,423	10,383,881	37,458
		Swiss Franc	Sell	12/18/24	16,848,219	16,813,568	(34,651)
	UBS AG
		British Pound	Sell	12/18/24	25,155,693	24,807,827	(347,866)
		Euro	Sell	12/18/24	44,510,010	44,375,880	(134,130)
	WestPac Banking Corp.
		Canadian Dollar	Sell	10/16/24	13,088,247	13,021,290	(66,957)
		Euro	Sell	12/18/24	34,705,820	34,598,281	(107,539)

	Unrealized appreciation						74,518

	Unrealized (depreciation)						(3,784,668)

	Total						$(3,710,150)
*	The exchange currency for all contracts listed is the United States Dollar.

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from July 1, 2024 through September 30, 2024 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's investment manager, an indirect wholly-owned subsidiary of Franklin Resources, Inc., references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $6,755,438,447.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 6/30/24	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 9/30/24
Short-term investments
	Putnam Short Term Investment Fund Class P*	$134,562,313	$356,374,669	$344,032,839	$1,620,464	$146,904,143

	Total Short-term investments	$134,562,313	$356,374,669	$344,032,839	$1,620,464	$146,904,143
* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,804,304.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees (Trustees). The Trustees have formed a Pricing Committee to oversee the implementation of these procedures. Under compliance policies and procedures approved by the Trustees, the Trustees have designated the fund’s investment manager as the valuation designee and has responsibility for oversight of valuation. The investment manager is assisted by the fund’s administrator in performing this responsibility, including leading the cross-functional Valuation Committee (VC). The VC is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at the average of the last reported bid and ask prices, the “mid price”, and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. When reliable prices are not readily available for equity securities, such as when the value of a security has been affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund will fair value these securities as determined in accordance with procedures approved by the Trustees. This may include using an independent third-party pricing service to adjust the value of such securities to the latest indications of fair value at 4:00 p.m. (Eastern Time). These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that the fund’s investment manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the fund’s investment manager, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used for hedging foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $3,710,150 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,804,304 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$145,515,646	$—	$—
Consumer discretionary	822,831,881	—	—
Consumer staples	239,693,547	154,478,187	—
Financials	752,403,426	—	—
Health care	746,497,882	166,848,041	—
Industrials	381,050,080	—	—
Information technology	2,316,043,605	—	—
Materials	386,845,158	74,954,718	—
Real estate	224,071,127	—	—
Utilities	202,055,757	—	—

Total common stocks	6,217,008,109	396,280,946	—
Short-term investments	—	158,738,564	—

Totals by level	$6,217,008,109	$555,019,510	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(3,710,150)	$—

Totals by level	$—	$(3,710,150)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Forward currency contracts (contract amount)	$572,300,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnam.com